EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2015 Second Quarter Earnings; Achieved a Book to Bill ratio of 1.06; Record Backlog of $228 Million

  Operating income increased 72% compared to Q2 FY14
  Net earnings excluding one-time items increased 46% compared to Q2 FY14, 192% on a GAAP basis

PITTSBURGH, Jan. 27, 2015 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its second fiscal quarter ended December 31, 2014.

Francis J. Kramer, Chairman and Chief Executive Officer said, "Our results in the second quarter reflect our continued success delivering innovative products across our markets, in particular to our industrial customers. We have focused on improving our margins through increased discipline in operations and product rationalization, and we expect to deliver 250 basis points of improvement in the gross margin, EBITDA margin, and operating margin for fiscal year 2015 as a whole compared to fiscal year 2014. Our cash flow from operations of $49 million year to date reflects our focused efforts to deliver historical levels of cash flow."

Below is a summary of the Company's key operating performance metrics. Net earnings included $7.1 million of income, or $0.11 per share, from the settlement of certain payment obligations in the purchase agreements for acquisitions completed in fiscal year 2014. This is recorded in Other expense (income), net in the Company's Condensed Consolidated Statement of Earnings.

Bookings are orders we expect to convert to revenues within the next twelve months.

	$ Millions, except per share amounts and %
	(Unaudited)

	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Bookings	$186.8	$181.7	$167.9	$368.5	$310.5
Revenues	$176.8	$185.8	$171.7	$362.6	$321.8
Net earnings	$22.1	$12.3	$7.6	$34.4	$17.3
Diluted earnings per share	$0.35	$0.20	$0.12	$0.55	$0.27
Adjusted diluted earnings per share (1)	$0.24	$0.20	$0.16	$0.44	$0.37

Other Selected Financial Metrics
Gross margin	35.7%	36.5%	31.1%	36.1%	34.1%
Operating margin	9.3%	10.4%	5.6%	9.9%	7.2%
Adjusted EBITDA margin (2)	17.6%	16.8%	14.7%	17.2%	15.7%
Adjusted return on sales (1)	8.5%	6.6%	6.0%	7.5%	7.4%

(1) Adjusted diluted earnings per share and adjusted return on sales excludes a one-time settlement of $7.1 million or $0.11 per share related to certain payment obligations.
(2) Adjusted EBITDA margin is defined as earnings before interest, income taxes, depreciation and amortization and excludes a one-time settlement of $7.7 million related to certain payment obligations.

As discussed below under "Use of Non-GAAP Financial Measures," the Company is presenting non-GAAP financial measures in this release. Investors should consider non-GAAP adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with generally accepted accounting principles ("GAAP"). Please refer to the attached schedules for the applicable GAAP to non-GAAP reconciliations.

Outlook

For the third fiscal quarter ending March 31, 2015, the Company currently forecasts revenues from continuing operations to range from $174 million to $182 million and earnings per share from continuing operations to range from $0.18-$0.24 per share-diluted. Comparable results for the quarter ended March 31, 2014 were revenues from continuing operations of $173.6 million and earnings per share from continuing operations of $0.13 per share-diluted. All financial performance measures included in these forecasts and their respective historical references were prepared in accordance with GAAP. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Simplification

As of July 1, 2014, the Company realigned from five to three reporting segments and reports its financial results as follows: (i) II-VI Laser Solutions, (ii) II-VI Photonics, and (iii) II-VI Performance Products. Segment information for all periods presented reflects the updated segment organization.

  II-VI Laser Solutions contains the former Infrared Optics segment, the semiconductor laser portion of the former Active Optical Products segment, and smaller units of high-power laser technology from the former Near-Infrared Optics segment.
  II-VI Photonics contains the remaining majority of the former Near-Infrared Optics segment as well as the pump laser and optical amplifier businesses of the former Active Optical Products segment.
  II-VI Performance Products contains the former Military & Materials and the former Advanced Products Group segments.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Segment Bookings, Revenues, Operating Income and Margins
$ Millions, except %
(Unaudited)
	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Bookings:
II-VI Laser Solutions	$67.5	$70.0	$62.0	$137.5	$113.7
II-VI Photonics	66.1	66.3	52.2	132.4	92.8
II-VI Performance Products	53.2	45.4	53.7	98.6	104.0
Total Bookings	$186.8	$181.7	$167.9	$368.5	$310.5

Revenues:
II-VI Laser Solutions	$67.7	$72.8	$63.7	$140.5	$119.6
II-VI Photonics	60.9	63.6	54.9	124.5	96.9
II-VI Performance Products	48.2	49.4	53.1	97.6	105.3
Total Revenues	$176.8	$185.8	$171.7	$362.6	$321.8

Operating Income (Loss):
II-VI Laser Solutions	$12.2	$12.9	$3.5	$25.1	$12.4
II-VI Photonics	0.4	2.1	(0.2)	2.5	0.6
II-VI Performance Products	3.9	4.4	6.3	8.3	10.1
Total Operating Income	$16.5	$19.4	$9.6	$35.9	$23.1

Operating Margin:
II-VI Laser Solutions	18.0%	17.7%	5.5%	17.9%	10.4%
II-VI Photonics	0.7%	3.3%	-0.4%	2.0%	0.6%
II-VI Performance Products	8.1%	8.9%	11.9%	8.5%	9.6%
Total Operating Margin	9.3%	10.4%	5.6%	9.9%	7.2%

Below is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Reconciliation of Operating Income to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Operating income	$16.5	$19.4	$9.6	$35.9	$23.1
Interest expense	1.0	1.2	1.2	2.2	1.7
Other expense (income), net	(9.3)	1.7	(1.2)	(7.6)	(1.1)
Income taxes	2.7	4.2	2.1	6.9	5.3
Income from discontinued operation	--	--	(0.1)	--	(0.1)
Net Earnings	$22.1	$12.3	$7.6	$34.4	$17.3

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

Below is a reconciliation of Operating Income reported in this press release to Adjusted EBITDA.

Reconciliation of Operating Income to Adjusted EBITDA
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Operating income	$16.5	$19.4	$9.6	$35.9	$23.1
Depreciation and amortization	13.0	13.6	14.4	26.6	26.2
Other income (expense)	9.3	(1.7)	1.2	7.6	1.1
Settlement agreement	(7.7)	--	--	(7.7)	--
Adjusted EBITDA	$31.1	$31.3	$25.2	$62.4	$50.4

Below is a reconciliation of Adjusted EBITDA reported in this press release to reported Net Earnings.

Reconciliation of Adjusted EBITDA to Net Earnings
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Adjusted EBITDA	$31.1	$31.3	$25.2	$62.4	$50.4
Settlement agreement	7.7	--	--	7.7	--
EBITDA	38.8	31.3	25.2	70.1	50.4
Interest expense	1.0	1.2	1.2	2.2	1.7
Depreciation and amortization	13.0	13.6	14.4	26.6	26.2
Income taxes	2.7	4.2	2.1	6.9	5.3
Income from discontinued operation	--	--	(0.1)	--	(0.1)
Net Earnings	$22.1	$12.3	$7.6	$34.4	$17.3

Below is a table of other selected financial information.

Other Selected Financial Information from Continuing Operations
$ Millions, except share information
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2014	2014	2013	2014	2013

Cash paid for capital expenditures	$ 10.1	$ 21.5	$ 7.7	$ 31.6	$ 14.3
Net borrowings (payments) on indebtedness	$ (24.0)	$ (5.0)	$ 72.0	$ (29.0)	$ 169.0
Share-based compensation expense, pre-tax	$ 2.4	$ 3.6	$ 3.1	$ 6.0	$ 7.2
Cash paid for shares repurchased through the Company's share repurchase program	$ 5.0	$ 6.3	$ --	$ 11.3	$ --
Shares repurchased through the Company's share repurchase program	372,739	481,195	--	853,934	--
Average diluted shares outstanding	62,276,212	62,788,650	63,935,295	62,532,431	63,941,019

Discontinued Operations

The Company's subsidiary Pacific Rare Specialty Metals & Chemicals, Inc. ("PRM"), a business in the Company's Performance Products segment, discontinued its tellurium product line during the second fiscal quarter ended December 31, 2013. Results for all periods presented reflect the presentation of the tellurium product line as a discontinued operation.

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, January 27, 2015 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's web site at www.ii-vi.com as well as at http://tinyurl.com/ly5j49b. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed adjusted financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by management to be outside of the Company's standard operations. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and opto-electronic components is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, with research and development, manufacturing, sales, service, and distribution facilities worldwide, the Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms including integrated with advanced software to enable our customers' success.

Forward-looking Statements

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company's ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,
	2014	2014	2013
Revenues
Net sales:
Domestic	$ 68,695	$ 61,981	$ 60,569
International	108,041	123,852	111,196
Total Revenues	176,736	185,833	171,765

Costs, Expenses & Other Expense (Income)
Cost of goods sold	113,718	117,974	118,371
Internal research and development	12,845	12,943	11,355
Selling, general and administrative	33,642	35,520	32,471
Interest expense	1,038	1,204	1,169
Other expense (income), net	(9,295)	1,682	(1,125)
Total Costs, Expenses, & Other Expense (Income)	151,948	169,323	162,241

Earnings from Continuing Operations Before Income Taxes	24,788	16,510	9,524

Income Taxes	2,692	4,208	2,086

Earnings from Continuing Operations	22,096	12,302	7,438

Earnings from Discontinued Operation, net of income taxes	--	--	131

Net Earnings	$ 22,096	$ 12,302	$ 7,569

Diluted Earnings Per Share:
Continuing operations	$ 0.35	$ 0.20	$ 0.12
Discontinued operation	$ --	$ --	$ --
Consolidated	$ 0.35	$ 0.20	$ 0.12

Basic Earnings Per Share:
Continuing operations	$ 0.36	$ 0.20	$ 0.12
Discontinued operation	$ --	$ --	$ --
Consolidated	$ 0.36	$ 0.20	$ 0.12

Average Shares Outstanding - Diluted	62,276	62,789	63,935
Average Shares Outstanding - Basic	61,129	61,508	62,563

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2014	2013
Revenues
Net sales:
Domestic	$ 130,676	$ 124,259
International	231,893	197,526
Total Revenues	362,569	321,785

Costs, Expenses & Other Expense (Income)
Cost of goods sold	231,692	212,080
Internal research and development	25,788	19,102
Selling, general and administrative	69,162	67,564
Interest expense	2,242	1,652
Other expense (income), net	(7,613)	(1,072)
Total Costs, Expenses, & Other Expense (Income)	321,271	299,326

Earnings from Continuing Operations Before Income Taxes	41,298	22,459

Income Taxes	6,900	5,329

Earnings from Continuing Operations	34,398	17,130

Earnings from Discontinued Operation, net of income taxes	--	133

Net Earnings	$ 34,398	$ 17,263

Diluted Earnings Per Share:
Continuing operations	$ 0.55	$ 0.27
Discontinued operation	$ --	$ --
Consolidated	$ 0.55	$ 0.27

Basic Earnings Per Share:
Continuing operations	$ 0.56	$ 0.27
Discontinued operation	$ --	$ --
Consolidated	$ 0.56	$ 0.28

Average Shares Outstanding - Diluted	62,532	63,941
Average Shares Outstanding - Basic	61,319	62,471

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	December 31,	June 30,
	2014	2014
Assets
Current Assets
Cash and cash equivalents	$ 154,949	$ 174,660
Accounts receivable	135,403	136,723
Inventories	166,157	165,873
Deferred income taxes	12,442	11,118
Prepaid and refundable income taxes	6,062	4,440
Prepaid and other current assets	14,712	12,917
Total Current Assets	489,725	505,731
Property, plant & equipment, net	206,482	208,939
Goodwill	196,096	196,145
Other intangible assets, net	130,482	136,404
Investment	12,113	11,589
Deferred income taxes	2,240	4,038
Other assets	8,979	9,080
Total Assets	$ 1,046,117	$ 1,071,926

Liabilities and Shareholders' Equity
Current Liabilities
Current portion of long-term debt	$ 20,000	$ 20,000
Accounts payable	39,029	45,767
Accruals and other current liabilities	66,847	69,298
Total Current Liabilities	125,876	135,065
Long-term debt	192,512	221,960
Deferred income taxes	6,188	7,440
Other liabilities	21,240	32,418
Total Liabilities	345,816	396,883
Total Shareholders' Equity	700,301	675,043
Total Liabilities and Shareholders' Equity	$ 1,046,117	$ 1,071,926

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Six Months Ended
	December 31,
	2014	2013
Cash Flows from Operating Activities
Net cash provided by (used in):
Continuing operations	$ 49,444	$ 54,677
Discontinued operation	--	1,197
Net cash provided by operating activities	49,444	55,874

Cash Flows from Investing Activities
Additions to property, plant and equipment	(31,609)	(14,289)
Proceeds from the sale of property, plant and equipment	101	--
Purchases of businesses, net of cash acquired	--	(175,201)
Net cash used in investing activities:
Continuing operations	(31,508)	(189,490)
Discontinued operation	--	--
Net cash used in investing activities	(31,508)	(189,490)

Cash Flows from Financing Activities
Proceeds from borrowings	3,000	183,000
Payments on borrowings	(32,000)	(14,000)
Purchases of treasury stock	(11,301)	--
Payment of redeemable non-controlling interest	--	(8,789)
Payments on earn-out arrangement	--	(2,200)
Proceeds from exercises of stock options	2,042	2,805
Other	(894)	(1,274)
Net cash (used in) provided by financing activities	(39,153)	159,542

Effect of exchange rate changes on cash and cash equivalents	1,506	1,324

Net (decrease) increase in cash and cash equivalents	(19,711)	27,250

Cash and Cash Equivalents at Beginning of Period	174,660	185,433
Cash and Cash Equivalents at End of Period	$ 154,949	$ 212,683

II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings from Continuing Operations to Non-GAAP Earnings from Continuing Operations
(Unaudited)

	Three Months Ended
	Dec 31,	Sept 30,	Dec 31,
	2014	2014	2013

Reported Earnings from Continuing Operations	$ 22.1	$ 12.3	$ 7.4

Add back:
Acquisitions transaction expenses	--	--	0.4
Acquisitions FMV inventory adjustments	--	--	3.5

Subtract:
Settlement agreement	(7.7)	--	--

Income tax impact on unusual items	0.6	--	(1.0)

Adjusted Non-GAAP Earnings from Continuing Operations	$ 15.0	$ 12.3	$ 10.3

Per share data:
Earnings from Continuing Operations:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.35	$ 0.20	$ 0.12
Earnings from Continuing Operations Basic Earnings Per Share:	$ 0.36	$ 0.20	$ 0.12

Per share, After-Tax Impact of Special Items on:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ (0.11)	$ --	$ 0.05
Earnings from Continuing Operations Basic Earnings Per Share:	$ (0.12)	$ --	$ 0.05

Adjusted Non-GAAP Earnings from Continuing Operations:
Adjusted Non-GAAP Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.24	$ 0.20	$ 0.16
Adjusted Non-GAAP Earnings from Continuing Operations Basic Earnings Per Share:	$ 0.25	$ 0.20	$ 0.16

II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings from Continuing Operations to Non-GAAP Earnings from Continuing Operations
(Unaudited)

	Six Months Ended
	Dec 31,	Dec 31,
	2014	2013

Reported Earnings from Continuing Operations	$ 34.4	$ 17.1

Add back:
Acquisitions transaction expenses	--	3.9
Acquisitions FMV inventory adjustments	--	4.1

Subtract:
Settlement agreement	(7.7)	--

Income tax impact on unusual items	0.6	(1.2)

Adjusted Non-GAAP Earnings from Continuing Operations	$ 27.3	$ 23.9

Per share data:
Earnings from Continuing Operations:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.55	$ 0.27
Earnings from Continuing Operations Basic Earnings Per Share:	$ 0.56	$ 0.27

Per share, After-Tax Impact of Special Items on:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ (0.11)	$ 0.11
Earnings from Continuing Operations Basic Earnings Per Share:	$ (0.12)	$ 0.11

Adjusted Non-GAAP Earnings from Continuing Operations:
Adjusted Non-GAAP Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.44	$ 0.37
Adjusted Non-GAAP Earnings from Continuing Operations Basic Earnings Per Share:	$ 0.45	$ 0.38
CONTACT: II-VI Incorporated
         Mary Jane Raymond, Chief Financial Officer
         (724) 352-4455